INTANGIBLES, NET (Details) - USD ($)	May 31, 2020	Feb. 29, 2020	Feb. 28, 2019
Copyrights		$ 2,311,837	$ 0
Less: accumulated amortization		(781,837)	0
Total intangible assets		1,530,000	0
Copyrights	$ 8,295,865	6,609,260	$ 0
Intangibles, Net [Member]
Less: accumulated amortization	(1,157,139)	(781,837)
Total intangible assets	1,417,548	1,530,000
Copyrights	$ 2,574,687	$ 2,311,837